Exhibit 99.2

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# BRE Properties, Inc.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended December 31, 2011

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BRE Properties, Inc.

Fourth Quarter 2011

Earnings Release and

Supplemental Financial Data

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Financial and Operating Highlights

Fourth Quarter 2011

(Unaudited; in thousands, except per share, ratio and community data)

Selected Financial Results

	Quarter ending
	December 31,
	2011	2010
Total revenues (1)	$95,989	$87,413
Total real estate expenses (1)	$30,263	$28,092
G&A expense	$5,697	$5,116
EBITDA (2)	$61,914	$57,137
Interest expense	$18,103	$21,428
Net income	$33,574	$149
Funds from operations (2)	$43,307	$9,762
Net income per share (3)	$0.44	$0.00
FFO per share (2), (3)	$0.57	$0.15

	Twelve Months ending
	December 31,
	2011	2010
Total revenues (1)	$371,381	$334,965
Total real estate expenses (1)	$119,212	$108,634
G&A expense	$21,768	$20,570
EBITDA (2)	$239,602	$222,807
Interest expense	$74,964	$84,894
Net income	$66,461	$41,576
Funds from operations (2)	$154,442	$98,866
Net income per share (3)	$0.93	$0.67
FFO per share (2) , (3)	$2.14	$1.58

Financial Metrics

	Q4 2011	Q4 2010
Debt-to-EBITDA	6.7x	7.8x
Debt plus preferred stock-to-EBITDA	6.9x	8.6x
Debt-to-total market capitalization	30.0%	37.3%
Debt-to-gross assets	40.7%	47.2%
Secured debt-to-gross assets	19.8%	21.4%
Interest coverage ratio (4)	2.8x	2.4x
Fixed charge coverage ratio (4)	2.6x	2.1x

Capitalization

BRE common share price, 9/30/11	$42.34
BRE common share price, 12/31/11	$50.48
Common shares and units - Outstanding
period end (excluding dilutive equity awards)	75,716
Total funded debt	$1,662,671
Preferred equity (liquidation value)	$53,993
Common equity (at market)	$3,822,144
Total market capitalization	$5,538,808
Total assets	$4,081,772

Same-Store Operating Results

		Quarter ending
		December 31,
		2011	2010
Revenue growth (%)		5.5%	0.4%
Expense growth (%)		3.0%	0.4%
NOI growth (%)		6.6%	0.4%
Operating margin		69.4%	68.8%
Occupancy (avg. physical)		95.4%	95.5%
Annualized turnover ratio		52.6%	56.2%

		Twelve Months ending December 31,
		2011	2010
Revenue growth (%)		3.4%	-2.0%
Expense growth (%)		1.5%	1.7%
NOI growth (%)		4.3%	-3.7%
Operating margin		68.7%	68.1%
Occupancy (avg. physical)		95.5%	95.7%
Annual turnover ratio		60.1%	62.0%

Non Same-Store Operating Results
		Quarter ending December 31,
		2011	2010
Revenues		$13,783	$9,376
NOI		$9,072	$5,981
Occupancy (avg. physical)		95.1%	91.6%
Gross asset value		$684,687	$473,229
Units		2,695	2,043 (5)

		Twelve Months ending
		December 31,
		2011	2010
Revenues		$48,806	$22,680
NOI		$31,949	$14,728
Occupancy (avg. physical)		94.3%	84.5%

Community Information

As of December 31, 2011

Operating:	Communities	Units	NOI % (6)
Wholly or majority owned Same-store	66	18,641	86%
Non same-store	10	2,695	13%

Total	76	21,336	99%
Joint venture	11	3,592	1%
Development Pipeline:
Under construction	4	1,260
Land owned for development	3	1,014
Land under contract	3	872

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents diluted per share amounts.
(4)	Includes GAAP interest and capitalized interest (gross interest incurred). Fixed charges include gross interest incurred, preferred dividends and recurring cash amortization on secured debt.
(5)	Represents Q4’11 non-same-store units present as of Q4’10.
(6)	Represents percentage of total NOI for the three months ended December 31, 2011.

BRE Properties, Inc.

Consolidated Balance Sheets

Fourth Quarter 2011

(Unaudited, dollar amounts in thousands except per share data)

	December 31, 2011	December 31, 2010
ASSETS
Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$3,607,045	$3,464,466
Construction in progress	246,347	29,095
Less: accumulated depreciation	(729,151)	(640,456)

	3,124,241	2,853,105

Equity in real estate joint ventures:
Investments	63,313	61,132
Land under development	101,023	183,291

Total real estate portfolio	3,288,577	3,097,528
Cash	9,600	6,357
Other assets	54,444	52,362

TOTAL ASSETS	$3,352,621	$3,156,247

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$724,957	$773,076
Unsecured line of credit	129,000	209,000
Mortgage loans payable	808,714	810,842
Accounts payable and accrued expenses	63,273	52,070

Total liabilities	1,725,944	1,844,988

Redeemable noncontrolling interests	16,228	34,866

Shareholders’ equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 2,159,715 and 7,000,000 shares with $25 liquidation preference issued and outstanding at December 31, 2011 and December 31, 2010, respectively.	22	70
Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 75,556,167 and 64,675,815 at December 31, 2011 and December 31, 2010, respectively.	756	647
Additional paid-in capital	1,609,671	1,275,676

Total shareholders’ equity	1,610,449	1,276,393

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$3,352,621	$3,156,247

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended December 31, 2011 and 2010

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 12/31/11	Quarter ended 12/31/10	Twelve months ended 12/31/11	Twelve months ended 12/31/10
REVENUES
Rental income	$92,337	$84,451	$357,505	$322,510
Ancillary income	3,652	2,962	13,876	12,455

Total revenues	95,989	87,413	371,381	334,965
EXPENSES
Real estate	$30,263	$28,092	$119,212	$108,634
Provision for depreciation	25,672	23,778	102,574	90,038
Interest	18,103	21,428	74,964	84,894
General and administrative	5,697	5,116	21,768	20,570
Other expenses (1)	—	211	402	5,298

Total expenses	79,735	78,625	318,920	309,434
Other income	657	681	2,536	2,934
Net (loss) from extinguishment of debt	—	(22,949)	—	(23,507)

Net income before noncontrolling interests, partnership income and discontinued operations	16,911	(13,480)	54,997	4,958
Income from unconsolidated entities	726	586	2,888	2,178
Net gain on sale of unconsolidated entities	2,022	—	4,270	—

Income/(loss) from continuing operations	19,659	(12,894)	62,155	7,136
Discontinued operations:
Discontinued operations, net (2)	502	1,105	2,411	7,588
Net gain on sales of discontinued operations	14,489	15,226	14,489	40,111

Income from discontinued operations	14,991	16,331	16,900	47,699
NET INCOME	$34,650	$3,437	$79,055	$54,835
Redeemable noncontrolling interest in income	165	335	1,168	1,446
Redemption related preferred stock issuance cost	—	—	3,771	—
Dividends attributable to preferred stock	911	2,953	7,655	11,813

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$33,574	$149	$66,461	$41,576

Net income per common share - basic	$0.45	$0.00	$0.93	$0.67

Net income per common share - diluted	$0.44	$0.00	$0.93	$0.67

Weighted average shares outstanding - basic	75,415	64,305	71,220	61,420

Weighted average shares outstanding - diluted	75,830	64,305	71,670	61,850

(1)

For the quarter ended December 31, 2011, there were no acquisition costs reported in other expenses. For the quarter ended December 31, 2010, other expenses include $211,000 of acquisition costs. For the twelve months ended December, 2011, $402,000 of acquisition costs were reported in other expenses. For the twelve months ended December 31, 2010, other expenses include a one-time $1,300,000 charge associated with the resignation of our COO and $3,998,000 related to acquisition costs.

(2)

For 2011, includes two properties sold during the twelve months ended December 31, 2011. For 2010, includes includes two properties sold during the twelve months ended December 31, 2011 and four operating properties sold during the twelve months ending December 31, 2010.

	Quarter ended 12/31/11	Quarter ended 12/31/10	Twelve months ended 12/31/11	Twelve months ended 12/31/10
Rental and ancillary income	$919	$2,646	$6,239	$19,466
Real estate expenses	(417)	(981)	(2,462)	(7,532)
Provision for depreciation	—	(560)	(1,366)	(4,346)

Income from discontinued operations, net	$502	$1,105	$2,411	$7,588

(3)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Dec. 31, 2011	Sept. 30, 2011	June 30 2011	Mar. 31, 2011	Dec. 31, 2010
REVENUES
Rental income	$92,337	$91,340	$88,207	$85,623	$84,451
Ancillary income	3,652	3,555	3,484	3,185	2,962

Total revenues	95,989	94,895	91,691	88,808	87,413
EXPENSES
Real estate	$30,263	$30,887	$29,358	$28,704	$28,092
Provision for depreciation	25,672	25,472	27,481	23,950	23,778
Interest	18,103	18,374	18,739	19,748	21,428
General and administrative	5,697	5,678	5,159	5,234	5,116
Other expenses	—	149	111	143	211

Total expenses	79,735	80,560	80,848	77,779	78,625
Other income	657	677	597	605	681
Net (loss) from extinguishment of debt	—	—	—	—	(22,949)

Income/(loss) from continuing operations and discontinued operations	16,911	15,012	11,440	11,634	(13,480)
Income from unconsolidated entities	726	791	731	640	586
Net gain on sale of unconsolidated entities	2,022	2,248	—	—	—

Income/(loss) from continuing operations	19,659	18,051	12,171	12,274	(12,894)
Discontinued operations:
Discontinued operations, net (1)	502	645	605	659	1,105
Net gain on sales of discontinued operations	14,489	—	—	—	15,226

Income from discontinued operations	14,991	645	605	659	16,331

NET INCOME	$34,650	$18,696	$12,776	$12,933	3,437
Redeemable noncontrolling interest in income	165	332	335	335	335
Redemption related preferred stock issuance cost	—	155	3,616	—	—
Dividends attributable to preferred stock	911	1,138	2,653	2,953	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$33,574	$17,071	$6,172	$9,645	$149

Net income per common share - basic	$0.45	$0.23	$0.09	$0.15	$0.00

Net income per common share - diluted	$0.44	$0.23	$0.09	$0.15	$0.00

Weighted average shares outstanding - basic (2)	75,415	74,965	70,025	64,890	64,305

Weighted average shares outstanding - diluted (2)	75,830	75,390	70,285	65,305	64,305

(1) Details of earnings from discontinued operations, net:
	Dec. 31, 2011	Sept. 30, 2011	June 30 2011	Mar. 31, 2011	Dec. 31, 2010
Rental and ancillary income	$919	$1,752	$1,771	$1,797	$2,646
Real estate expenses	(417)	(648)	(711)	(687)	(981)
Provision for depreciation	—	(459)	(455)	(451)	(560)

Income from discontinued operations, net	$502	$645	$605	$659	$1,105

(2)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), and Capital Expenditures

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$33,574	$17,071	$6,172	$9,645	$149
Add back/ exclude:
Depreciation from continuing operations	25,672	25,472	27,481	23,950	23,778
Depreciation from discontinued operations	—	459	455	451	560
Redeemable noncontrolling interest in income (1)	165	332	335	335	—
Depreciation from unconsolidated entities	512	519	514	506	501
Net (gain) on sales from unconsolidated entity	(2,022)	(2,248)	—	—	—
Net (gain) on sales of discontinued operations	(14,489)	—	—	—	(15,226)

Less: Redeemable noncontrolling interests in income not convertible to common (1)	(105)	(105)	(105)	(105)	—

FUNDS FROM OPERATIONS (2)	$43,307	$41,500	$34,852	$34,782	$9,762

Weighted average shares and equivalents outstanding - diluted	76,100	76,000	70,900	65,920	64,725

Funds from operations (per share) - diluted	$0.57	$0.55	$0.49	$0.53	$0.15

(1)	OP units were dilutive for the quarters ending December 31, 2011, September 30, 2011, June 30, 2011, and March 31. OP units were anti-dilutive for the quarter ending December 31, 2010, but dilutive for the twelve months ending December 31, 2010.
(2)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.

NON OPERATING EXPENSE ITEMS INCLUDED IN FFO	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010
Net loss on extinguishment of debt	—	—	—	—	22,949

Net loss extinguishment of debt - per share	$0.00	$0.00	$0.00	$0.00	$0.36
Acquisition costs	—	$149	$111	$143	$211

Acquisition costs - per share	$0.00	$0.00	$0.00	$0.00	$0.00
Redemption related preferred stock issuance cost	—	$155	$3,616	—	—

Redemption related preferred stock issuance cost - per share	$0.00	$0.00	$0.05	$0.00	$0.00

CAPITAL EXPENDITURES	Dec. 31, 2011	Sep. 30 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010
Recurring capital expenditures	$6,033	$5,183	$4,990	$4,956	$7,129

Average apartment units in period	21,654	21,946	21,622	21,423	21,615
Capital expenditures per apartment unit in period	$279	$236	$231	$231	$330
Capital expenditures per apartment unit-trailing four quarters	$977	$1,028	$1,051	$1,120	$1,065
Revenue enhancing rehabilitation and other	$6,982	$3,756	$3,472	$1,659	$1,801

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended December 31, 2011 and 2010

(Dollar amounts in thousands)

	No. of Units	Revenues			Expenses
California		Q4 2011	Q4 2010	% Change	Q4 2011	Q4 2010	% Change
San Diego	3,958	$17,789	$17,176	3.6%	$4,938	$4,788	3.1%
Inland Empire	1,173	4,889	4,781	2.26%	1,533	1,446	6.0%
Orange County	3,349	14,905	14,295	4.3%	4,814	4,638	3.8%
Los Angeles	2,547	12,449	11,803	5.5%	3,888	4,110	-5.4%
San Francisco Bay Area	3,152	16,676	15,423	8.1%	4,489	4,260	5.4%

Subtotal; California	14,179	$66,708	$63,478	5.1%	$19,662	$19,242	2.2%
Washington
Seattle	3,160	11,515	10,642	8.2%	4,111	3,811	7.9%
Non-Core Markets (1)	1,302	3,818	3,647	4.7%	1,370	1,359	0.8%

Total Same-Store (2)	18,641	$82,041	$77,767	5.5%	$25,143	$24,412	3.0%

	No. of Communities	No. of Units	Net Operating Income
California			Q4 2011	Q4 2010	% Change	% of Total
San Diego	13	3,958	$12,851	$12,388	3.7%	22.7%
Inland Empire	5	1,173	3,356	3,335	0.6%	5.9%
Orange County	11	3,349	10,091	9,657	4.5%	17.7%
Los Angeles	12	2,547	8,561	7,693	11.3%	15.0%
San Francisco Bay Area	10	3,152	12,187	11,163	9.2%	21.4%

Subtotal; California	51	14,179	$47,046	$44,236	6.4%	82.7%
Washington
Seattle	12	3,160	7,404	6,831	8.4%	13.0%
Non-Core Markets (1)	3	1,302	2,448	2,288	7.0%	4.3%

Total Same-Store (2)	66	18,641	$56,898	$53,355	6.6%	100.0%

	No. of Communities	No. of Units	Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
“Non Same-Store” Summary			Q4 2011	Q4 2010	Q4 2011	Q4 2011
Acquired properties (3)	7	1,689	$5,976	$3,386	95.4%	$472,323
Lease up properties (4)	2	566	1,825	1,354	94.3%	180,491
Rehabilitation properties (5)	1	440	1,271	1,241	94.9%	31,873
Joint venture income (6)	11	3,592	726	586
Commercial and Other (7)	n/a	n/a	(244)	(15)
Other income	n/a	n/a	657	681
Discontinued operations (8)	6	2,164	502	1,665

Total Non Same-Store	27	8,451	$10,713	$8,898	95.1%	$684,687

Less Properties Sold 2010	(6)	(2,164)
Total All Units / NOI	87	24,928	$67,611	$62,253

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE since January 1, 2010.
(3)	Consists of NOI from seven properties acquired after January 1, 2010.
(4)	Consists of NOI from two properties fully delivered and under lease up.
(5)	Consists of NOI from one property under significant rehabilitation.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties. See page 14 for a reconciliation of the components of BRE’s share of joint venture net income.
(7)	Consists of NOI from commercial properties that will later be developed as multi-family and other real estate expenses. For the three months ended December 31, 2011 and 2010 other real estate expenses exceeded the NOI from commercial.
(8)	Includes results from two properties sold in 2011 and four properties sold in 2010.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Twelve Months ended December 31, 2011 and 2010

(Dollar amounts in thousands)

	No. of Units	Revenues			Expenses
California		YTD 2011	YTD 2010	% Change	YTD 2011	YTD 2010	% Change
San Diego	3,958	$70,413	$68,923	2.2%	$20,340	$19,832	2.6%
Inland Empire	1,173	19,273	18,979	1.5%	5,997	6,143	-2.4%
Orange County	3,349	58,623	57,236	2.4%	18,976	18,420	3.0%
Los Angeles	2,547	48,418	47,336	2.3%	15,843	15,968	-0.8%
San Francisco Bay Area	3,152	64,843	61,366	5.7%	17,976	17,495	2.7%

Subtotal; California	14,179	$261,570	$253,840	3.0%	$79,132	$77,858	1.6%
Washington
Seattle	3,160	45,121	42,948	5.1%	16,237	15,737	3.2%
Non-Core Markets (1)	1,302	15,081	14,406	4.7%	5,458	5,712	-4.4%

Total Same-Store (2)	18,641	$321,772	$311,194	3.4%	$100,827	$99,307	1.5%

	No. of Communities	No. of Units	Net Operating Income
California			YTD 2011	YTD 2010	% Change	% of Total
San Diego	13	3,958	$50,073	$49,091	2.0%	22.7%
Inland Empire	5	1,173	13,276	12,836	3.4%	6.0%
Orange County	11	3,349	39,647	38,816	2.1%	17.9%
Los Angeles	12	2,547	32,575	31,368	3.8%	14.7%
San Francisco Bay Area	10	3,152	46,867	43,871	6.8%	21.2%

Subtotal; California	51	14,179	$182,438	$175,982	3.7%	82.5%
Washington
Seattle	12	3,160	28,884	27,211	6.1%	13.1%
Non-Core Markets (1)	3	1,302	9,623	8,694	10.7%	4.4%

Total Same-Store (2)	66	18,641	$220,945	$211,887	4.3%	100.0%

	No. of Communities	No. of Units	Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
“Non Same-Store” Summary			YTD 2011	YTD 2010	YTD 2011	YTD 2011
Acquired properties (3)	7	1,689	$19,559	$6,701	94.4%	$472,323
Lease up properties (4)	2	566	7,410	3,157	93.9%	180,491
Rehabilitation properties (5)	1	440	4,980	4,870	94.2%	31,873
Joint venture income (6)	11	3,592	2,888	2,178
Commercial and Other (7)	n/a	n/a	(725)	(284)
Other income	n/a	n/a	2,536	2,934
Discontinued operations (8)	6	2,164	3,777	11,934

Total Non Same-Store	27	8,451	$40,425	$31,490	94.3%	$684,687

Less Properties Sold 2010	(6)	(2,164)
Total All Units / NOI	87	24,928	$261,370	$243,377

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE since January 1, 2010.
(3)	Consists of NOI from seven properties acquired after January 1, 2010.
(4)	Consists of NOI from two properties fully delivered and under lease up.
(5)	Consists of NOI from one property under significant rehabilitation.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties. See page 14 for a reconciliation of the components of BRE’s share of joint venture net income.
(7)	Consists of NOI from commercial properties that will later be developed as multi-family and other real estate expenses. For the twleve months ended December 31, 2011 and 2010 other real estate expenses exceeded the NOI from commercial.
(8)	Includes results from two properties sold in 2011 and four properties sold in 2010.

BRE Properties, Inc.

Same Store Operating Expense Summary and Joint Venture Disclosure

(Dollar amounts in thousands)

SAME-STORE OPERATING EXPENSES (18,641 units)

Quarter Ended December 31, 2011	Q4 2011	Q4 2010	$ Change	% Change	% of Q4 2011 Operating Expenses
Property taxes	$7,131	$7,164	$(33)	-0.5%	28.3%
Insurance	1,004	979	25	2.6%	4.0%
Utilities	1,903	1,770	133	7.5%	7.6%
Property management fees (1)	2,660	2,489	171	6.9%	10.6%
Other operating expenses (2)	12,445	12,010	435	3.6%	49.5%

Total operating expenses	$25,143	$24,412	$731	3.0%	100.0%

Twelve Months Ended December 31, 2011	YTD 2011	YTD 2010	$ Change	% Change	% of YTD 2011 Operating Expenses
Property taxes	$28,513	$29,072	$(559)	-1.9%	28.3%
Insurance	3,911	3,813	98	2.6%	3.9%
Utilities	7,796	7,857	(61)	-0.8%	7.7%
Property management fees (1)	10,451	9,958	493	5.0%	10.4%
Other operating expenses (2)	50,156	48,607	1,549	3.2%	49.7%

Total operating expenses	$100,827	$99,307	$1,520	1.5%	100.0%

(1)	Management fees based on a percentage of total revenues. Amount approximates the corporate cost to support on-site personnel. Corporate G&A is reduced by the allocation.
(2)	Includes advertising, payroll, property level administrative costs, repairs & maintenance and unit turnover costs.

JOINT VENTURE DISCLOSURE - Quarter and Twelve Months Ended December 31, 2011

Joint Ventures	Communities	Regional Breakdown	Units (3)	BRE equity investment (4)	BRE share of JV Debt
Relationship 1 - 15% BRE equity ownership	9	Phx. (3) Den. (6)	3,104	$42,947	$—
Relationship 2 - 35% BRE equity ownership	2	Phx. (1) Sac. (1)	488	20,366	—

Total	11		3,592	$63,313	$—
BRE share	Q4 2011	Q4 2010	YTD 2011	YTD 2010

Revenues	$1,967	$1,949	$8,066	$7,623
Expenses	729	747	2,965	2,988

Net Operating Income	1,238	1,202	5,101	4,635
Depreciation	512	501	2,052	1,991
Interest	—	115	161	466

Net Income	$726	$586	$2,888	$2,178
Third party management fees earned	$446	$440	$1,843	$1,715

(3)	During the quarter ended December 31, 2011, a joint venture community with 264 units was sold. The community was located in Denver, CO, the Company had a 15% equity ownership. BRE’s share of the total proceeds totaled $4.7 million. A $2.0 million gain on sale was recorded during the fourth quarter. During the quarter ended September 30, 2011, a joint venture community with 224 units was sold. The community was located in Denver, CO, the Company had a 15% equity ownership. BRE’s share of the total proceeds totaled $4.6 million. A $2.3 million gain on sale was recorded during the third quarter.
(4)	During the quarter ending September 30, 2011, the Company paid off its portion of debt inside its 35% equity investment as it matured. As a result of the debt maturity, the Company’s basis in the investment increased by approximately $8.6 million. As of December 31, 2011, all of the Company’s equity investments were unlevered.

BRE Properties, Inc.

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

California	Q4’11	Q3’ 11	Q2’ 11	Q1’ 11	Q4’ 10
San Diego	-0.2%	1.8%	1.3%	0.7%	-0.5%
Inland Empire	1.0%	1.2%	0.4%	-0.4%	0.7%
Orange County	1.2%	0.5%	2.2%	0.3%	-0.6%
Los Angeles	2.2%	1.6%	1.5%	0.1%	-1.1%
San Francisco Bay Area	0.9%	2.9%	3.2%	0.9%	-1.5%

Subtotal; California	0.9%	1.7%	1.9%	0.5%	-0.8%
Washington
Seattle	0.2%	2.3%	3.3%	2.2%	-1.5%
Non-Core Markets (1)	0.9%	0.3%	1.7%	1.7%	0.0%

Total Same Store (3)	0.8%	1.7%	2.1%	0.8%	-0.9%

EXPENSES (2)
California	Q4’11	Q3’ 11	Q2’ 11	Q1’ 11	Q4’ 10
San Diego	-4.7%	0.7%	1.4%	6.0%	-3.7%
Inland Empire	-3.9%	5.8%	11.1%	-6.1%	-8.7%
Orange County	-0.4%	4.0%	-0.6%	0.9%	-2.8%
Los Angeles	-7.4%	11.0%	-5.0%	-3.2%	6.1%
San Francisco Bay Area	0.3%	0.1%	-1.6%	6.6%	-3.1%

Subtotal; California	-3.1%	3.7%	-0.4%	2.0%	-1.8%
Washington
Seattle	-2.6%	2.6%	8.7%	-0.6%	-3.8%
Non-Core Markets (1)	1.0%	-1.2%	0.9%	0.1%	-7.6%

Total Same Store (3)	-2.8%	3.3%	1.1%	1.5%	-2.5%

NET OPERATING INCOME
California	Q4’11	Q3’ 11	Q2’ 11	Q1’ 11	Q4’ 10
San Diego	1.7%	2.2%	1.2%	-1.4%	0.8%
Inland Empire	3.5%	-0.9%	-3.8%	2.1%	5.3%
Orange County	2.0%	-1.1%	3,6%	0.0%	0.5%
Los Angeles	7.3%	-2.7%	4.7%	1.8%	-4.5%
San Francisco Bay Area	1.1%	4.0%	5.2%	-1.2%	-0.9%

Subtotal; California	2.7%	0.8%	2.9%	-0.2%	-0.3%
Washington
Seattle	1.9%	2.1%	0.4%	3.8%	-0.2%
Non-Core Markets (1)	0.9%	1.2%	2.2%	2.6%	5.1%

Total Same Store (3)	2.5%	1.0%	2.6%	0.4%	-0.1%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the company’s current same-store pool totaling 18,641 units for all periods shown.

BRE Properties, Inc.

Summary of Revenue and Occupancy Changes—“Same-Store” properties

For the period ending December 31, 2011

Q4’11 vs. Q3’11 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue
	units	Q4’ 11	Q3’ 11	% Change	Q4’ 11	Q3’ 11	% Change	Q4’ 11	Q3’ 11	% Change
San Diego	3,958	$1,566	$1,563	0.1%	95.7%	96.0%	-0.3%	$17,789	$17,821	-0.2%
Inland Empire	1,173	1,450	1,437	0.9%	95.8%	95.7%	0.1%	4,889	4,840	1.0%
Orange County	3,349	1,552	1,530	1.4%	95.6%	95.8%	-0.2%	14,905	14,729	1.2%
Los Angeles	2,547	1,685	1,664	1.3%	96.7%	95.8%	0.9%	12,449	12,178	2.2%
San Francisco Bay Area	3,152	1,860	1,833	1.5%	94.8%	95.4%	-0.6%	16,676	16,535	0.9%
Seattle	3,160	1,283	1,272	0.9%	94.7%	95.3%	-0.6%	11,515	11,490	0.2%
Non Core Markets	1,302	1,037	1,029	0.7%	94.3%	94.1%	0.2%	3,818	3,783	0.9%

Same Store	18,641	$1,538	$1,522	1.0%	95.4%	95.6%	-0.2%	$82,041	$81,376	0.8%

Q4’11 vs. Q4’10 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue
	units	Q4’ 11	Q4’ 10	% Change	Q4’ 11	Q4’ 10	% Change	Q4’ 11	Q4’ 10	% Change
San Diego	3,958	$1,566	$1,524	2.7%	95.7%	94.9%	0.8%	$17,789	$17,176	3.6%
Inland Empire	1,173	1,450	1,411	2.8%	95.8%	96.3%	-0.5%	4,889	4,781	2.3%
Orange County	3,349	1,552	1,490	4.2%	95.6%	95.5%	0.1%	14,905	14,295	4.3%
Los Angeles	2,547	1,685	1,628	3.6%	96.7%	94.9%	1.8%	12,449	11,803	5.5%
San Francisco Bay Area	3,152	1,860	1,713	8.6%	94.8%	95.2%	-0.4%	16,676	15,423	8.1%
Seattle	3,160	1,283	1,184	8.3%	94.7%	94.8%	-0.1%	11,515	10,642	8.2%
Non Core Markets	1,302	1,037	967	7.0%	94.3%	96.6%	-2.3%	3,818	3,647	4.7%

Same Store	18,641	$1,538	$1,461	5.3%	95.4%	95.2%	0.2%	$82,041	$77,767	5.5%

YTD 2011 vs. YTD 2010 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue
	units	YTD 12/31/11	YTD 12/31/10	% Change	YTD 12/31/11	YTD 12/31/10	% Change	YTD 12/31/11	YTD 12/31/10	% Change
San Diego	3,958	$1,550	$1,520	2.0%	95.6%	95.5%	0.2%	$70,413	$68,923	2.2%
Inland Empire	1,173	1,433	1,397	2.6%	95.5%	96.5%	-1.0%	19,273	18,979	1.6%
Orange County	3,349	1,526	1,491	2.3%	95.6%	95.5%	0.1%	58,623	57,236	2.4%
Los Angeles	2,547	1,662	1,615	2.9%	95.3%	95.9%	-0.6%	48,418	47,336	2.3%
San Francisco Bay Area	3,152	1,802	1,687	6.8%	95.2%	96.2%	-1.0%	64,843	61,366	5.7%
Seattle	3,160	1,248	1,189	5.0%	95.3%	95.3%	0.1%	45,121	42,948	5.1%
Non Core Markets	1,302	1,018	959	6.1%	94.8%	96.1%	-1.3%	15,081	14,406	4.7%

Same Store	18,641	$1,508	$1,453	3.8%	95.4%	95.7%	-0.3%	$321,770	$311,195	3.4%

(1)

Average revenue per unit includes rental and ancillary income earned on occupied units during the period. Ancillary income per occupied unit totals approximately $57 per unit per month for the twelve months ended December, 2011. Amounts reflect the effect of concessions amortized over the average lease term.

(2)

Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied units at contract rates and vacant units at market rents. Vacancy loss is determined by valuing vacant units at current market rents.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of December 31, 2011 and 2010

	No. of	Market Rent per Unit (2)			Occupancy (3)		Turnover Ratio (4)
California	Units	Q4’11	Q4’10	% Change	Q4’11	Q4’10	2011	2010
San Diego	3,958	$1,542	$1,488	3.6%	95.7%	95.0%	69%	70%
Inland Empire	1,173	1,455	1,401	3.8%	95.8%	96.5%	57%	63%
Orange County	3,349	1,550	1,480	4.7%	95.6%	95.5%	62%	64%
Los Angeles	2,547	1,754	1,655	5.9%	96.7%	95.3%	58%	61%
San Francisco Bay Area	3,152	1,923	1,759	9.3%	94.8%	95.6%	54%	56%

Subtotal; California	14,179	$1,659	$1,569	5.7%	95.7%	95.4%	61%	63%
Washington
Seattle	3,160	1,303	1,208	7.8%	94.8%	95.0%	55%	55%
Non-Core Markets (1)	1,302	1,026	987	3.9%	94.5%	96.8%	65%	67%

Total/Average Same Store (5)	18,641	$1,555	$1,468	5.9%	95.4%	95.5%	60%	62%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Represents, by region, weighted average market level rents across the quarter.
(3)	Represents average physical occupancy for the quarter.
(4)	Represents the annualized number of units turned over for the twelve month period, divided by the number of units in the region.
(5)	Consists of stabilized properties owned by BRE since January 1, 2010.

“Same -Store” New Lease and Renewal Transactions

	New Leases				Renewals				Total New Leases/Renewals
California	Q4’11	New Leases Effective (6)	Previous Resident Effective (7)	% Change	Q4’11	Renewal Effective (6)	Expiring Effective (8)	% Change	Q4’11	Current Effective (6)	Prior Effective	% Change

San Diego	606	$1,478	$1,486	-0.6%	392	$1,593	$1,539	3.5%	998	$1,523	$1,507	1.1%
Inland Empire	138	1,444	1,415	2.1%	147	1,398	1,362	2.6%	285	1,420	1,388	2.3%
Orange County	454	1,535	1,499	2.4%	480	1,501	1,457	3.1%	934	1,517	1,477	2.7%
Los Angeles	293	1,742	1,659	5.0%	272	1,723	1,661	3.7%	565	1,733	1,660	4.4%
San Francisco Bay Area	371	1,846	1,752	5.3%	336	1,851	1,725	7.3%	707	1,848	1,739	6.3%

Subtotal; California	1,862	$1,604	$1,564	2.6%	1,627	$1,623	$1,557	4.2%	3,489	$1,613	$1,561	3.3%
Washington
Seattle	416	1,218	1,219	-0.1%	348	1,256	1,174	7.0%	764	1,235	1,198	3.1%
Non-Core Markets	159	957	955	0.2%	194	1,027	999	2.9%	353	996	979	1.7%

Total Same Store (9)	2,437	$1,496	$1,465	2.1%	2,169	$1,511	$1,446	4.5%	4,606	$1,503	$1,456	3.2%

(6)	Represents leased rent per unit less the monthly value of concessions awarded on leases and renewals signed during the quarter.
(7)	Represents leased rent per unit less the monthly value of concessions awarded on the prior resident for the same unit that was leased during the quarter.
(8)	Represents leased rent per unit less the monthly value of concessions awarded on the prior lease that expired during the quarter.
(9)	The Q4’11 total same-store pool consists of 18,641 units.

BRE Properties, Inc.

Debt Summary as of December 31, 2011

(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE

	Secured Debt		Unsecured Debt					Weighted Avg. Rate (1)
	Amortization	Balloon	Floating		Fixed		Total		% of Debt
Year
2012	$1,235	$65,507	$129,000	(2),(4)	$35,000	(3)	230,742	3.50%	13.9%
2013	872	29,639	—		40,018		70,529	6.48%	4.2%
2014	3,839	—	—		50,000		53,839	4.82%	3.2%
2015	7,962	—	—		—		7,962	5.65%	0.5%
2016	9,041	—	—		—		9,041	5.65%	0.5%
2017	9,307	—	—		300,000		309,307	5.61%	18.6%
2018	9,853	—	—		—		9,853	5.65%	0.6%
2019	6,492	317,975	—		—		324,467	5.60%	19.5%
2020	3,346	343,646	—		—		346,992	5.62%	20.9%
2021	—	—	—		300,000		300,000	5.31%	18.1%

Total	$51,947	$756,767	$129,000		$725,018		$1,662,732	5.28%	100%

WEIGHTED AVERAGE COST OF DEBT

	Balance		Weighted Avg. Term	Weighted Avg. Rate (1)	Percentage Total Debt
Fixed Rate
Unsecured	$690,018		6.50	5.51%	41.5%
Convertible (unsecured)	34,939	(3)	0.24	6.01%	2.1%
Secured	808,714		7.01	5.60%	48.6%

	$1,533,671		6.53	5.57%	92.2%
Floating Rate
Unsecured	129,000	(4)	0.75	1.85%	7.8%
Total debt	$1,662,671		6.17	5.28%	100.0%

CAPITALIZED INTEREST			SENIOR UNSECURED DEBT RATING As of February 6, 2012
	Q4 2011	Q4 2010
Capitalized Interest	$4,229	$2,749	Moody’s	Baa2	(stable)
			Standard & Poor’s	BBB	(stable)

	YTD 2011	YTD 2010
Capitalized Interest	$14,431	$11,977

SUMMARY OF COMPLIANCE- Senior Unsecured Notes			SUMMARY OF COMPLIANCE - Line of Credit
	Requirement	Actual		Requirement	Actual
Total Debt to Gross Assets	<60%	41%	Leverage Ratio	<60%	38%
Debt Service Test	>1.5	2.92	Maximum Secured Indebtness	<40%	18%
Total Secured Debt to Total Assets	<40%	20%	Minimum Unsecured Leverage	>1.6	3.64
Total Unecumbered Assets to Unsecured Debt	>1.5	3.43	Minimum Fixed Charge Coverage	>1.5	2.56

SUMMARY OF PREFERRED SHARES
	Q4 2011
Total preferred shares outstanding	2,160
Liquidation value	$53,993
Dividend yield at par	6.75%

(1)	Represents the weighted average effective interest rates (includes amortized issuance costs) of BRE’s debt maturities in the year in which they become due.
(2)	Outstanding balance under the $750 million senior unsecured line of credit priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents $35 million cash principal with 4.125% coupon adjusted to reflect convertible debt accounting guidance effective January 2009.
(4)	Subsequent to the end of the quarter, we entered into a $750,000,000 revolving credit facility (the “Credit Agreement”) . The Credit Agreement has an initial term of 39 months, terminates on April 3, 2015 and replaces our previous $750 million revolving credit facility. Based on our current ratings the new facility is priced at LIBOR plus 120 bps plus an annual 20 bps facility fee on the capacity of the facility.

BRE Properties, Inc.

Development Summary

December 31, 2011

(Dollar amounts in millions)

	Number	Cost	Estimated	Balance to	Product	First	Final
CONSTRUCTION IN PROGRESS	of Units	Incurred	Cost	Fund	Type	CO (1)	CO (1)
Lawrence Station
Sunnyvale, CA	336	$63.5	$110.0	$46.5	Wrap	Q2’ 12	Q1’ 13
Aviara (2)
Mercer Island, WA	166	12.6	44.5	31.9	Podium	Q1’13	Q2’13
Wilshire La Brea
Los Angeles, CA	478	130.6	277.3	146.7	Podium	Q4’13	Q4’14
Solstice
Sunnyvale, CA	280	39.7	121.9	82.2	Podium	Q4’13	Q1’14

Total CIP	1,260	$246.4	$553.7	$307.3

	Number	Cost	Estimated	Balance to	Product	Estimated
LAND UNDER DEVELOPMENT (3)	of Units	Incurred	Cost (4)	Fund	Type	Start Date
Pleasanton I
Pleasanton, CA	254	18.5	TBR	TBR	Garden	TBD
Park Viridian II (5)
Anaheim, CA	400	35.6	TBR	TBR	Garden	TBD
Mission Bay (6)
San Francisco, CA	360	46.9	TBR	TBR	Podium	2H’ 12

Total Land Owned	1,014	$101.0	$423.9	$322.9

	Number	Cost	Estimated	Balance to	Product
LAND UNDER CONTRACT (7)	of Units	Incurred (8)	Cost	Fund	Type
Walnut Creek BART
Walnut Creek, CA	358	$10.1	TBR	TBR	Podium
Redwood City
Redwood City, CA	263	2.5	TBR	TBR	Podium
Pleasanton II
Pleasanton, CA	251	1.5	TBR	TBR	Garden

Total	872	$14.1	$319.6	$305.5

(1)	Represents estimated quarter in which first and final certificates of occupancy will be received. Projects generally received phased certificates of occupancy during the final six to nine months of construction.
(2)	During the fourth quarter of 2010, the Company entered into a ground lease for the Mercer Island site. The ground lease has an initial term of 60 years, two 15-year extensions followed by a 10-year extension. The annualized GAAP expense is $664,000.
(3)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. When construction commences, projects are transferred to construction in progress.
(4)	Reflects the aggregate cost estimates including land. Specific property cost estimates To Be Reported (TBR) once entitlement approvals are received and the Company is prepared to begin construction.
(5)	During the first quarter of 2011, the Company purchased for $5.1 million, a 4.4 acre site contiguous to its existing Park Viridian operating community and an existing phase 2 land site in Anaheim. The combined undeveloped phases now total 400 units (185 units were added).
(6)	Represnets two parcels of land in the Mission Bay district that are entitled for residential use and can be developed in phases.
(7)	Land under contract represents land parcels for which: 1) the Company has a signed agreement and the right to acquire the land (but not the obligation), 2) made a non refundable deposit and 3) commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the Consolidated Balance Sheets.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.
(9)	Development pipeline totals above do not include a potential future redevelopment site in Emeryville, California. The site consists of two existing occupied office buildings. The net book value of this investment is $10.2 million and it is recorded in Investment in rental properties. Predevelopment costs associated with this site total $3.3 million and are recorded in Other assets.

BRE Properties, Inc.	Exhibit A

Share Analysis as of December 31, 2011

(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES
	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended
Weighted Average	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Weighted average shares outstanding (1)	75,415	74,965	70,025	64,890	64,305
Weighted average OP units (2)	270	610	615	615	—
Dilutive effect of stock based awards	415	425	260	415	420

Diluted shares – FFO (2)	76,100	76,000	70,900	65,920	64,725
Less: Anti-dilutive OP Units (3)	(270)	(610)	(615)	(615)	—
Less: Anti-dilutive stock based awards (3)	—	—	—	—	(420)

Diluted shares – EPS(4)	75,830	75,390	70,285	65,305	64,305

	YTD	YTD
Weighted Average	12/31/2011	12/31/2010

Weighted average shares outstanding (1)	71,220	61,420
Weighted average OP units	510	685
Dilutive effect of stock based awards	450	430

Diluted shares – FFO	72,180	62,535
Less: Anti-dilutive OP Units (3)	(510)	(685)

Diluted shares – EPS(4)	71,670	61,850

	As of	As of	As of	As of	As of
Ending	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Shares outstanding at end of period	75,556	75,266	74,697	65,341	64,675
OP units at end of period	160	606	615	615	615
Dilutive effect of stock based awards	446	401	413	407	423

Total	76,162	76,273	75,725	66,363	65,713

SUMMARY OF PREFERRED SHARES
	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended
	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
6.75% Series C, $25 per share liquidation preference	—	—		4,000	4,000
6.75% Series D, $25 per share liquidation preference	2,160	2,160	3,000	3,000	3,000

	2,160	2,160	3,000	7,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	OP Units are anti-dilutive for FFO and EPS for the quarter ended December 31, 2010, and therefore are not included in shares calculation.
(3)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(4)	Represents denominator for shares in the calculation of diluted EPS.

Exhibit B: 2011 Financial Outlook (page 1 of 2)

(dollars in thousands, except per share amounts)
2012: EPS & FFO per share guidance
	Low End	High End
Earnings per share	$1.00	$1.10
Depreciation per share	$1.30	$1.30
Funds from operations per share	$2.30	$2.40

2012: Same-store outlook
	Low End	High End
Same-store revenue (2012 vs 2011)	5.00%	6.75%
Same-store expense (2012 vs 2011)	4.50%	4.00%
Same-store net operating income (2012 vs 2011)	5.25%	8.00%

Regional breakdown of same store revenues	Low End	High End	% of Total Same Store Revenues
Seattle	6.25%	7.75%	14.5%
San Francisco Bay Area	8.25%	9.75%	21.2%
Southern California	3.75%	5.25%	60.0%
Non Core markets	4.50%	5.50%	4.3%

Total	5.00%	6.75%	100.0%

Detail of same store expense growth	2011 Actual	2012 Low End	% increase	2012 High End	% increase
Same store expenses - guidance	$110,425	$115,395	4.50%	$114,842	4.00%
Less property tax expense	$(31,999)	$(34,224)		$(34,224)
Less revenue management costs	$—	$(600)		$(600)

Same-store exp adjusted for non routine	$78,426	$80,570	2.73%	$80,018	2.03%

2012: Other elements of guidance

2012 Same-store and non same-store pools
	Communities	Units
Ending 2011 communities
Same-store	66	18,641
Non same-store
Acquisition communities	7	1,689
Lease-up communities	2	566
Renovation communities	1	440
2011 pool adjustments
2011 lease-up communities moved to 2012 same-store	1	296
2010 acquisition communities moved to 2012 same store	4	1,037
2012 Communities
Same-store	71	19,974
Non same-store
Lease-up communities	1	270
Acquisition communities (acquired in 2011)	3	652
Renovation communities	1	440

Operating and capital elements	Level / Range
Occupancy (same-store)	95.5%
LIBOR (average)	50 - 75 bps
Weighted average cost of debt outstanding	5.30% - 5.40%
Operating property acquisitions	—		—
Development advances	$190,000	—	$240,000
Capitalized interest	$20,000	—	$21,500
Debt maturities	$100,500		$100,500
Revenue enhancing rehab	$30,000	—	$55,000
Recurring capital expenditures	$21,000	—	$23,000
Common stock	$50,000	—	$175,000
Property sales / land sales	$—	—	$150,000
Debt issuance	$—	—	$300,000

Detail of increase in shares outstanding	Low End		High End
Shares outstanding 12/31/11	76,160		76,160
Impact of share issuance in 2012 Outlook (weighted avg.)	540		1,540

2012 Outlook weighted average shares outstanding	76,700		77,700

Exhibit B: 2012 Financial Outlook (page 2 of 2)

2012: Detail of financial outlook line items against comparable 2011 actual results (dollar amounts in thousands except per share amounts)

	2011	2012		2012
	Actual	Low End		High End
Rental and ancillary revenues
Same-store (1)	$348,656	$366,089	5.00%	$372,190	6.75%
Non same-store (1)
Lease-up communities	5,764	7,300		7,800
Acquisition communities	8,369	13,800		14,500
Renovation communities	6,909	7,000		7,250
Commercial & other	1,683	1,705		1,705

Total rental and ancillary revenues	371,381	395,894		403,445
Real estate expenses
Same-store (1)	110,425	115,395	4.50%	114,842	4.00%
Non same-store (1)
Lease-up communities	1,987	2,400		2,300
Acquisition communities	3,201	5,000		4,900
Renovation communities	1,929	1,950		1,900
Commercial & other	1,670	1,651		1,601

Total real estate expenses	119,213	126,395		125,543
Property level net operating income
Same-store (1)	238,230	250,694	5.25%	257,348	8.00%
Non same-store (1)
Lease-up communities	3,778	4,900		5,500
Acquisition communities	5,167	8,800		9,600
Renovation communities	4,980	5,050		5,350
Commercial & other	13	55		105

Total property level net operating income	252,168	269,499		277,902
2012 acquisition communities (net) (2)		—		—
Non real estate expenses
Provision for depreciation	102,574	100,000		100,000
General & administrative	21,768	23,000		22,000
Interest expense	74,964	72,500		68,000
Other expenses	402	—		—
Loss on retirement of debt	—	—		—

Total non real estate expenses	199,708	195,500		190,000
Partnership and other income
Partnership income	2,888	2,800		2,800
Net gain on sale of unconsolidated entity	4,270	—		—
Other income non property related	2,536	2,000		2,100

Total partnership and other income	9,693	4,800		4,900
Discontinued operations – communities sold
Net operating income	3,777	—		(3,750)
Depreciation	(1,366)	—		—
Gain on sales of discontinued operations	14,489	—		—

Total discontinued operations	16,900	—		(3,750)
Redeemable noncontrolling interest in income	1,168	600		600
Preferred stock dividends	7,655	3,645		3,645
Redemption related preferred stock issuance costs	3,771	—		—

Net income available to common shareholders	$66,459	$74,554		$84,808

Reconciliation to funds from operations
Depreciation from continuing and discontinued ops	103,940	100,000		100,000
Depreciation from unconsolidated entities	2,052	1,800		1,800
Convertible redeemable noncontrolling interests in income	749	186		186
Gain on sales of discontinued operations	(14,489)	—		—
Net gain on sale of unconsolidated entity	(4,270)	—		3,750

Funds from operations	$154,442	$176,540		$186,794

Diluted shares outstanding—FFO	72,180	76,700		77,700

FFO per common share	$2.14	$2.30		$2.40

(1)	2011 Actual Same-store and Non Same-store communities are presented to reflect results for the comparable 2012 community pool composition.

BRE Properties, Inc.	Exhibit C

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 12/31/2011	Quarter Ended 12/31/2010	Twelve Months Ended 12/31/2011	Twelve Months Ended 12/31/2010
Net income available to common shareholders	$33,574	$149	$66,461	$41,576
Depreciation from continuing operations	25,672	23,778	102,574	90,038
Depreciation from discontinued operations	—	560	1,366	4,346
Redeemable noncontrolling interest in income	165	—	1,168	1,446
Depreciation from unconsolidated entities	512	501	2,052	1,991
Net gain on sales of discontinued operations	(14,489)	(15,226)	(14,489)	(40,111)
Net gain on sale of unconsolidated entities	(2,022)	—	(4,270)	—
Less: Redeemable noncontrolling interest in income not convertible into common shares	(105)	—	(420)	(420)

Funds from operations	$43,307	$9,762	$154,442	$98,866

Diluted shares outstanding – EPS (1)	75,830	64,305	71,670	61,850
Net income per common share – diluted	$0.44	$—	$0.93	$0.67

Diluted shares outstanding – FFO (1)	76,100	64,725	72,180	62,535
FFO per common share – diluted	$0.57	$0.15	$2.14	$1.58

(1)	See analysis of weighted average shares and ending shares at Exhibit A.

BRE Properties, Inc.	Exhibit C, continued

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 12/31/2011	Quarter Ended 12/31/2010	Twelve Months Ended 12/31/2011	Twleve Months Ended 12/31/2010
Net income available to common shareholders	$33,574	$149	$66,461	$41,576
Interest, including discontinued operations	18,103	21,428	74,964	84,894
Depreciation, including discontinued operations	25,672	24,338	103,940	94,384

EBITDA	77,349	45,915	245,365	220,854
Redeemable noncontrolling interest in income	165	335	1,168	1,446
Net gain on sales	(14,489)	(15,226)	(14,489)	(40,111)
Dividends on preferred stock	911	2,953	7,655	11,813
Other expenses	—	211	402	5,298
Net loss from extinguishment of debt	—	22,949	—	23,507
Net gain on sale of unconsolidated entities	(2,022)	—	(4,270)	—
Redemption related to preferred stock issuance cost	—	—	3,771	—

Adjusted EBITDA	$61,914	$57,137	$239,602	$222,807

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 12/31/2011	Quarter Ended 12/31/2010	Twelve Months Ended 12/31/2011	Twleve Months Ended 12/31/2010
Net income available to common shareholders	$33,574	$149	$66,461	$41,576
Interest, including discontinued operations	18,103	21,428	74,964	84,894
Depreciation, including discontinued operations	25,672	24,338	103,940	94,384
Redeemable noncontrolling interest in income	165	335	1,168	1,446
Net gain on sales	(14,489)	(15,226)	(14,489)	(40,111)
Net gain on sale of unconsolidated entities	(2,022)	—	(4,270)	—
Dividends on preferred stock	911	2,953	7,655	11,813
General and administrative expense	5,697	5,116	21,768	20,570
Other expenses	—	211	402	5,298
Net loss from extinguishment of debt	—	22,949	—	23,507
Redemption related to preferred stock issuance cost	—	—	3,771	—

NOI	$67,611	$62,253	$261,370	$243,377

Less Non Same-Store NOI	10,713	8,898	40,425	31,490

Same-Store NOI	$56,898	$53,355	$220,945	$211,887